UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2021

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in our charter)

Delaware	001-41160	87-2147982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Broadway, Suite 201 Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 17, 2021 and in connection with the Plan of Reorganization and Asset Purchase Agreement which was amended and restated on September 23, 2021 (the “Recapitalization Share Exchange”), between us, Allarity Acquisition Subsidiary, our wholly owned Delaware subsidiary (“Acquisition Sub”), and Allarity Therapeutics A/S, an Aktieselskab organized under the laws of Denmark (“Allarity A/S”), we entered into the Asset Purchase Agreement among us, our Acquisition Sub and Allarity A/S (the “Purchase Agreement”), pursuant to which Allarity A/S agreed sell, and our Acquisition Sub agreed to purchase, all of Allarity A/S’ assets and certain specified liabilities in connection with Allarity A/S’ Business (as defined in the Purchase Agreement), for an aggregate purchase price of 8,075,824 shares of our Common Stock (the “Payment Shares”) plus the assumption of the specified liabilities. On December 20, 2021, we consummated the transactions contemplated in the Purchase Agreement, pursuant to which our Acquisition Sub acquired substantially all of the assets and assumed substantially all of the liabilities of Allarity A/S.

The Purchase Agreement includes customary representations, warranties and covenants by Acquisition Sub and Allarity A/S, and customary indemnification to our Acquisition Sub and Allarity A/S under the Purchase Agreement. The Payment Shares are being issued pursuant to a Form S-4 registration statement (File No. 333-258968) which was filed with the Securities and Exchange Commission (the “SEC”) on August 20, 2021, and declared effective on November 5, 2021 (the “Registration Statement”).

Immediately after the closing of the Recapitalization Share Exchange, all of the shareholders of Allarity A/S will own substantially the same percentage ownership of the Company as they owned in Allarity A/S and all of the business owned by Allarity A/S will be owned and conducted by the Company through our Acquisition Sub.

The Recapitalization Share Exchange is described more fully in the sections entitled “The Recapitalization Share Exchange” beginning on page 226 of the Company’s Registration Statement. The foregoing descriptions of the Amended and Restated Plan of Reorganization and Asset Purchase Agreement are not complete and ars qualified in their entirety by reference to the full text of the form of Plan of Reorganization and Asset Purchase Agreement filed as Annex A to the Registration Statement and Exhibit 10.1 to this Report on Form 8-K respectively, and are incorporated by reference herein.

Item 5.01 Change in Control of Registrant

The information contained in Item 2.01 of this Current Report on Form 8-K in connection with the Recapitalization Share Exchange and Asset Purchase Agreement is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On December 21, 2021, we issued a press release announcing the closing of the Recapitalization Share Exchange and the initial public listing of 8,075,824 shares of our common stock and listing on the Nasdaq Stock Market under the trading symbol “ALLR.” A copy of the press release is attached as Exhibit 99.1 hereto.

The information reported Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, is being “furnished” and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description
10.1	Asset Purchase Agreement dated December 17, 2021, between Allarity Therapeutics A/S, Allarity Therapeutics, Inc. and Allarity Acquisition Subsidiary Inc.
99.1	Press Release dated December 21, 2021 – Allarity Therapeutics Closes Its Recapitalization, Share Exchange, and $20M PIPE Investment; Lists on U.S. Nasdaq Stock Market
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

	By:	/s/ Steve R. Carchedi
Steve R. Carchedi Chief Executive Officer

Dated: December 22, 2021

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